CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Statement of Financial Position [Abstract]
Accounts receivable, net of allowance	$ 454,000	$ 94,755	$ 104,406
Common stock par value	$ 0.001	$ 0.001	$ 0.001
Common stock shares authorized	200,000,000	200,000,000	200,000,000
Common stock shares issued	59,667,950	58,925,871	53,440,482
Common stock shares outstanding	59,667,950	58,925,871	53,440,482